UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
:
December 30, 2020

SURGALIGN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38832	83-2540607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road , Suite 315 Deerfield , Illinois		60015
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (
224
)
303-4651
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the
Form 8-K filing
is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
common stock , $0.001 par value	SRGA	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or
Rule 12b-2 of
the Securities Exchange Act of 1934 (17
CFR §240.12b-2).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
This Current Report on Form
8-K
(“Form
8-K”)
is being filed to reflect certain retrospective revisions for discontinued operations and changes in reportable segments that have been made to the consolidated financial statements of Surgalign Holdings, Inc. (formerly known as RTI Surgical Holdings, Inc.) (“Surgalign” or the “Company”) in its Annual Report on Form
10-K
for the year ended December 31, 2019 that was previously filed with the Securities and Exchange Commission (“SEC”) on June 8, 2020 (the “2019 Form
10-K”).
On July 20, 2020, the Company completed the disposition of its original equipment manufacturer businesses (“OEM Businesses”), and became a business focused on spinal implants and technology. The Company divested the OEM Businesses pursuant to the transactions (the “Transactions”) contemplated by the Equity Purchase Agreement, dated as of January 13, 2020, as amended by that certain First Amendment to Equity Purchase Agreement dated as of March 6, 2020, that certain Second Amendment to Equity Purchase Agreement, dated as of April 27, 2020 and that certain Third Amendment to Equity Purchase Agreement, dated as of July 8, 2020 (as amended, the “OEM Purchase Agreement”), by and between Surgalign and Ardi Bidco Ltd. (the “Buyer”), an entity owned and controlled by Montagu Private Equity LLP, and the agreements ancillary to the OEM Purchase Agreement. As a result of the disposition, among other things, the Company’s OEM Businesses and business related to processing donated human musculoskeletal and other tissue and bovine and porcine animal tissue in producing allograft and xenograft implants using BIOCLEANSE
®
, TUTOPLAST
®
and CANCELLE
®
SP sterilization processes were sold to the Buyer and its affiliates for a purchase price of $440 million in cash, subject to certain adjustments. Further, pursuant to the terms of the OEM Purchase Agreement, the Company and its subsidiaries sold to the Buyer and its affiliates all of the issued and outstanding shares of RTI OEM, LLC (which, prior to the Transactions, was converted to a corporation and changed its name to “RTI Surgical, Inc.”), RTI Surgical, LLC (which, prior to the Transactions, was converted to a corporation and changed its name to “Pioneer Surgical Technology, Inc.”), Tutogen Medical (United States), Inc. and Tutogen Medical GmbH. The Transactions were previously described in the Definitive Proxy Statement on Schedule 14A filed by the Company with the SEC on June 18, 2020. Subsequent to the consummation of Transactions, the Company’s name was changed to Surgalign Holdings, Inc., operating as Surgalign Spine Technologies. Where obvious and appropriate from the context, references herein to Surgalign or the Company refer to the Company including the disposed OEM Businesses.
The OEM Businesses met the criteria within Accounting Standard Codification (“ASC”)
205-20,
Discontinued Operations
(“ASC 205-20”) to be reported as discontinued operations because the Transactions were a strategic shift in business that had a major effect on the Company’s operations and financial results. Therefore, the Company is reporting the historical results of the OEM Businesses including the results of operations and cash flows as discontinued operations, and related assets and liabilities were retrospectively reclassified as assets and liabilities of discontinued operations for all periods presented herein. Unless otherwise noted, applicable amounts in the prior year
s
have been recast to conform to this discontinued operations presentation.
Prior to the sale of the OEM Businesses, the Company operated two reportable segments: Spine and OEM. Subsequent to the sale of the OEM Businesses, the Company eliminated the OEM reportable segment and currently operates one reportable segment: Spine.
In order to preserve the nature and character of the disclosures set forth in Surgalign’s 2019 Form
10-K,
the items included in this Form
8-K
have been updated solely for matters relating specifically to the OEM Businesses as discontinued operations and changes in Surgalign’s reportable segments, as described above. This Form
8-K
does not reflect other events occurring after the filing date of the 2019 Form
10-K,
except as otherwise reflected in Exhibit 99.1. This Form
8-K
should be read in conjunction with the 2019 Form
10-K
and SEC filings made by Surgalign subsequent to the filing of the 2019 Form
10-K,
including Surgalign’s Quarterly Reports on Form
10-Q
for the quarterly periods ended June 30, 2020 and September 30, 2020 filed on August 12, 2020 and November 16, 2020, respectively.
Item 9.01 of this Current Report on Form
8-K
revises certain information contained in Surgalign’s 2019 Form
10-K
to reflect discontinued operations. In particular, Exhibit 99.1 contains revised information in portions of the following sections of the 2019 Form
10-K:

•	Part I, Item 1 “Business”

•	Part I, Item 2 “Properties”

•	Part II, Item 6 “Selected Financial Data”

•	Part II, Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations”

•	Part II, Item 7A “Quantitative and Qualitative Disclosures About Market Risk”

•	Part II, Item 8 “Financial Statements and Supplementary Data”

•	Part IV, Item 15 “Exhibits and Financial Statement Schedules” (sub-Items (a)(1) and (2) only)

•	Schedule II – Valuation and Qualifying Accounts

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
See the Exhibit Index set forth below for a list of exhibits included with this Form
8-K.

Exhibit No.	Description

23.1*	Consent of Deloitte & Touche LLP, independent auditors for Surgalign Holdings, Inc.

99.1*
Updated Part I, Items 1 (Business) and 2 (Properties), Updated Part II, Items 6 (Selected Financial Data), 7 (Management’s Discussion and Analysis of Financial Condition and Results of Operations), 7A (Quantitative and Qualitative Disclosures About Market Risk), 8 (Financial Statements and Supplementary Data), Updated Part IV, Item 15 (Exhibits and Financial Statement Schedules (sub-items (a)(1) and (2) only) and Updated Schedule II (Valuation and Qualifying Accounts) from the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 of Surgalign Holdings, Inc. (formerly known as RTI Surgical Holdings, Inc.), as filed with the SEC on June 8, 2020.

101.INS*	Inline XBRL Instance Document

101.SCH*	Inline XBRL Taxonomy Extension Schema Document

101.CAL*	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File

*	Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SURGALIGN HOLDINGS, INC.

By:	/s/ Jonathon M. Singer
Jonathon M. Singer Chief Financial and Operating Officer
Date: December 30, 2020